================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 --------------


                                 Current report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2007


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


            Incorporated pursuant to the Laws of the State of Delaware


         Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On January 16, 2007, the board of directors of Performance Technologies, Incorporated (the "Registrant") appointed John M. Slusser to serve as the president and chief executive officer of the Registrant. Mr. Slusser will hold these positions in addition to continuing to serve as the chairman of the board. The board made this appointment upon the recommendation of its executive transition committee. Since October 2006, Mr. Slusser had been serving as the interim president and chief executive officer of the Registrant.

         As president and chief executive officer of the Registrant, Mr. Slusser will report to the board. Mr. Slusser does not have a written employment agreement with the Registrant, and his service as president and chief executive officer will be on an "at-will" basis.

         In connection with his appointment as president and chief executive officer, the board's compensation committee recommended the adoption of the following compensation arrangements for Mr. Slusser:

         o    A base salary for fiscal years 2007 and 2008 of $300,000 per year;

         o Eligibility to participate in the Registrant's non-equity and equity incentive plans;

         o    A $500,000 term life insurance policy;

         o    An automobile allowance of $500 per month;

         o Eligibility to receive a severance benefit upon the termination of his employment without cause equal to six months of salary; and

         o Eligibility to participate in the Registrant's employee benefits plans and programs generally available to all employees of the Registrant.

         The board subsequently approved the compensation arrangements for Mr. Slusser recommended by the compensation committee.

         The Registrant does not provide compensation for service as a director to its employees who serve as members of the board (currently only Mr. Slusser). As a result, in consideration of the director compensation Mr. Slusser relinquished during the time he served as the interim president and chief executive officer of the Registrant, the compensation committee recommended, and the board approved, the grant to Mr. Slusser of a nonqualified option to purchase 15,000 shares of the Registrant's common stock. The option has a five-year term, an exercise price of $5.82 per share, and it vests on January 16, 2008.

Mr. Slusser, age 54, is a founder of the Registrant. He has served continuously as a member of the board since the Registrant's formation in 1981 and as the chairman of the board since June 2001. From 1981 through 1995, Mr. Slusser held various positions with the Registrant, including president, chief executive officer and chief strategic officer. From 1995 until 2000, Mr. Slusser served as chairman of the board of InformationView Solutions Corporation and from 1995 to 1999 he served as that company's chief executive officer. Since 2000, Mr. Slusser has served as president of Radio Daze LLC.

         A copy of the press release issued by the Registrant in connection with the appointment of Mr. Slusser as the president and chief executive officer of the Registrant is attached as Exhibit 99.1 to this Current Report.

Item 9.01     Financial Statements and Exhibits.

       (d) Exhibits.

           99.1 Press Release, dated January 17, 2007, announcing the appointment of Mr. Slusser as the president and chief executive officer of the Registrant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERFORMANCE TECHNOLOGIES, INCORPORATED

January 22, 2007                   By /s/ John M. Slusser
                                   ---------------------------------------------
                                   John M. Slusser
                                   President and Chief Executive Officer

January 22, 2007                   By /s/  Dorrance W. Lamb
                                   ---------------------------------------------
                                   Dorrance W. Lamb
                                   Chief Financial Officer and
                                   Senior Vice President

For more information contact:                                       Exhibit 99.1
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
http://www.pt.com
finance@pt.com

           Performance Technologies Names Permanent President and CEO

                    and Announces Key Management Appointments

ROCHESTER, N.Y. - January 17, 2007 - Performance Technologies (NASDAQ: PTIX) today announced that its Board of Directors, upon the recommendation of its Executive Transition Committee, has unanimously appointed John M. Slusser, to serve as its permanent President and Chief Executive Officer.

Mr. Slusser, age 54, has served as interim President and Chief Executive Officer since October 13, 2006. He is the founder of the Company and previously served as its President and Chief Executive Officer from 1986 to 1995. He has been a director since the Company's inception in 1981 and has also served as Chairman of the Board since 2001. Mr. Slusser will also retain his Chairman of the Board role for the present time.

"As a Director over many years, I have remained familiar with various facets of the Company and its operations," said Mr. Slusser. "While serving in my recent role as interim President and CEO, I have had the opportunity to become more thoroughly acquainted with the details of our current operations and strategies, to assess our strengths, and to identify potential areas for enhancement. With this background, I am confident that we can apply the substantial technological, financial and human resource assets at our disposal toward meaningful forward progress for Performance Technologies and its shareholders. I sincerely appreciate the responsibility that our Board of Directors has entrusted in me and I am very enthusiastic about pursuing the opportunities that lie ahead for our Company."

Performance Technologies also announced two key management appointments. John J. Grana has been appointed as Senior Vice President and General Manager of the Company's Embedded Systems Group. Mr. Grana, age 51, most recently served as Senior Vice President of Systems Engineering and has been with the Company since 1986. J. Patrick "Patt" Rice has been appointed as Vice President and General Manager of the Company's Signaling Systems Group. Mr. Rice, age 47, joined the Company in 2006 as Vice President of Worldwide Signaling Sales and Marketing and has over 25 years telecommunications industry experience, including key senior positions at Tekelec and Nortel. In these roles, Messrs. Grana and Rice will be responsible for the day-to-day operations of their respective business groups and report directly to John Slusser, President and CEO.

About Performance Technologies

Performance Technologies (NASDAQ: PTIX) is a global supplier of integrated IP-based platforms and solutions for advanced communications networks and innovative computer system architectures. Our Embedded Systems Group offers robust application-ready platforms that incorporate open-standards based software and hardware, providing significantly accelerated end product deployment benefits for equipment manufacturers. Our Signaling Systems Group offers the SEGway(TM) product suite, which includes IP STPs, SS7 over IP transport solutions, and signaling gateways that enable lower operating costs through utilization of IP networks, thereby creating competitive advantages for carriers in existing and emerging markets.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Kanata, Ontario, Canada. For more information, visit www.pt.com or contact sales@pt.com

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements, which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. These forward-looking statements are subject to various risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, potential delays associated with the purchase and implementation of an enterprise-wide software system and potential impairments of investments. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2005, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.